EXHIBIT 10.3 TO FORM 10

MEMORANDUM OF UNDERSTANDING

BETWEEN CLEAN COAL TECHNOLOGIES, INC., AND SHANGHAI HUAYI (GROUP) COMPANY – DEPARTMENT OF DOMESTIC & FOREIGN COOPERATION.

美国清洁煤技术有限公司与上海华谊（集团）公司国内外合作部

之

谅解备忘录

This Memorandum of Understanding (hereinafter referred to as “MOU”) is made in Shanghai, and entered into by and between Clean Coal Technologies, Inc. (“CCTI”), whose address is 12518 West Atlantic Boulevard, Coral Springs, Florida 33071, United States of America, and Shanghai Huayi (Group) Company, Department of Domestic & Foreign Cooperation (“HUAYI”), whose address is Room 1707, Mansion of Hualun, 560, Xu Jia Hui Road, Shanghai, PRC.  The Parties have reached the following mutual understanding in connection with certain business cooperation between the Parties.  CCTI and HUAYI are collectively referred to as the “Parties” and each individually referred to as a “Party”.

本谅解备忘录（“备忘录”）由以下双方在上海共同签署：清洁煤技术有限公司（“CCTI”），地址为美国佛罗里达州珊瑚泉市西大西洋大道12518号，邮编33071；以及华谊（集团）公司国内外合作部（“华谊”），地址为中国上海市徐家汇路560号华仑大厦1707室，邮编200025。双方已就特定业务合作事宜达成以下共识。CCTI和华谊共同称为备忘录的“双方”并分别成为“一方”。

1.

The Parties will work collectively to determine the applicability of, and the utilization of CCTI’s technologies for HUAYI’s gasification and other coal, chemical, and related environmental technologies.  Each Party agrees to disclose to the other Party certain proprietary information on a strictly confidential basis.  The receiving party will take necessary measures to protect such proprietary information and is restricted from disclosing it to any third parties without prior consent by the disclosing party.

双方将共同合作以确定CCTI技术对华谊的煤化气过程以及其他煤、化工和相关环保技术的适用性和利用方式。双方均同意将以严格保密的条件向对方提供特定的专有信息。接收方将采取必要措施对该等专有信息加以保密，未经透露方事先同意不得向任何第三方透露。

2.

HUAYI will furnish to CCTI the characteristics of the coal to be used by the HUAYI gasification process, against which CCTI will provide an assessment as to the applicability of the CCTI technology in meeting these requirements.  CCTI will also evaluate US coal samples that would meet these requirements, and provide the costs and test results as a means of HUAYI determining the availability and suitability of similar coal resources in China.  Subsequently, HUAYI will provide to CCTI specific samples representative of the low grade coal (lignite bituminous, and low-grade bituminous) to be tested to determine whether the coal would be qualified as feed stock for HUAYI’s gasification requirements using CCTI’S technology. The coal sample test will be conducted and supervised by Science Applications International Corporation (“SAIC”) and Benham Co., at no cost to HUAYI. By these means both Parties will work together to define the most appropriate coal characteristics to meet HUAYI’s requirements.

华谊将向CCTI提供华谊的煤化气过程所使用的煤炭的特性，由CCTI对该特性进行评估，以确定CCTI技术达到这些要求所需的成本及其适用性。CCTI还将对达到该等要求的美国煤样本进行评估，并提供成本和测试结果以便华谊确定对中国类似煤资源的适用性。此后，华谊将向CCTI提供具体的低质煤代表样本（褐性烟煤和低质烟煤），用于进行相关测试以确定其是否适合采用CCTI的技术用作华谊煤化气过程的原料。煤样本测试将由科学应用国际公司（“SAIC”）和Benham公司实施和监督，华谊不承担测试相关费用。通过这些方式，双方将共同合作以确定最适合华谊要求的煤的特性。

3.

Should the outcome of these feasibility tests be positive, the two Parties would enter into a formal and binding business cooperation relationship, the terms and conditions of which to be further discussed and agreed between the Parties.  While the interests of the two Parties would initially be focused on coal gasification, it is understood that CCTI’s technology could have broader applicability to HUAYI’s requirements, including the development of chemical by-products from coal.  These business opportunities may be explored in conjunction with, or separately from the gasification initiative.

如以上可行性测试的结果证明是可行的，则双方将建立一种正式和有约束力的业务合作关系，具体的合作条款和条件待双方进一步协商。虽然双方最初的意愿主要集中在煤化气方面，但双方理解，CCTI的技术在满足华谊需要方面有更广泛的适用性，包括开发从煤中产生的化学副产品。这些业务机会可以和煤化气业务一并或单独进行开发。

The effective date of this MOU is the date of the signature last affixed to this page.

 本备忘录自后签字一方签署之日起生效。

IN WITNESS WHEREOF, the Parties to this MOU through their duly authorized representatives have executed this MOU on the days and dates set out below, and certify that they have read, understood, and agreed to the terms and conditions of this MOU as set forth herein.

兹证，双方通过其正式授权代表于以下写明的日期签署本备忘录，并证明其已阅读、理解和同意本备忘录中的条款和条件。

CLEAN COAL TECHNOLOGIES, INC. 清洁煤技术有限公司	SHANGHAI HUAYI (GROUP) COMPANY, DEPARTMENT OF DOMESTIC & FOREIGN COOPERATION 上海华谊（集团）公司国内外合作部
By __________________________ 签字 Its __________________________ 职务 Dated _______________________ 日期	By __________________________ 签字 Its __________________________ 职务 Dated _______________________ 日期

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